Exhibit 10.17

MAGNUM HUNTER RESOURCES CORPORATION
SECURITIES PURCHASE AGREEMENT
This Securities Purchase Agreement (this “Agreement”), dated as of March 20, 2014, is entered into by and among Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), and the parties set forth on the omnibus signature pages affixed hereto (each, an “Investor” and collectively, the “Investors”).
WHEREAS, the Company desires to issue and sell to the Investors, in a private placement offering (the “Offering”), an aggregate of 4,300,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $7.00 per Share;
WHEREAS, the Investors, severally and not jointly, wish to purchase the Shares on the terms and subject to the conditions set forth in this Agreement; and
WHEREAS, the Offering is being made to a limited number of “accredited investors,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.	Purchase and Sale.
(a)    At the Closing (as defined below), on the terms and subject to the conditions set forth herein, the Company will issue and sell to each Investor, and each Investor will purchase from the Company, severally and not jointly, the number of Shares set forth on such Investor’s omnibus signature page, the form of which is attached hereto as Annex I (the “Omnibus Signature Page”), for the aggregate purchase price therefor set forth on such Investor’s Omnibus Signature Page.
(b)    Pursuant to the terms and subject to the conditions of this Agreement, the Company and each Investor hereby agree that the execution by such Investor of the Omnibus Signature Page shall constitute such Investor’s agreement to be bound by the terms and conditions of this Agreement and the terms and conditions of that certain Registration Rights Agreement, dated of even date herewith, by and among the Company and the Investors (the “Registration Rights Agreement” and together with this Agreement, the “Transaction Documents”), a copy of which attached is hereto as Annex II.
2.    Placement Agents. BMO Capital Markets Corp., as the lead placement agent, and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as the co-placement agents, are acting as the Company’s placement agents in connection with the Offering (each, a “Placement Agent” and together, the “Placement Agents”). Each Investor acknowledges that the Offering is not being underwritten by any of the Placement Agents.

3.	Closing and Delivery of the Shares and Funds.

(a)    Closing. Upon the satisfaction of the conditions set forth in Section 6, the closing of the purchase and sale of the Shares (the “Closing”) shall occur remotely via exchange of documents and signatures on March 26, 2014 (the “Closing Date”), or such other time agreed to by the Company and the Investors.
(b)    Payment of Purchase Price; Delivery of Shares. At or prior to the Closing, each Investor will remit in United States dollars by wire transfer of immediately available funds in accordance with wiring instructions provided by the Company prior to Closing the amount of funds equal to the aggregate purchase price for the Shares being purchased by such Investor. On or before the Closing Date, the Company will instruct its transfer agent (the “Transfer Agent”) to deliver to each Investor one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4(c) hereof), evidencing the number of Shares such Investor is purchasing as is set forth on such Investor’s Omnibus Signature Page, against delivery of the aggregate purchase price. The foregoing notwithstanding, if an Investor has indicated to the Company prior to the time of execution of this Agreement a need to settle “delivery versus payment”, the Company shall deliver to such Investor or such Investor’s designated custodian the original stock certificates on or prior to the Closing Date and, upon receipt, the Investor shall wire the aggregate purchase price as provided in the first sentence of this Section 3(b).
4.     Representations, Warranties and Covenants of the Investors. Each Investor hereby, for itself, severally and not jointly, represents and warrants to the Company as follows:
(a)    Such Investor is acquiring the Shares for its own account and for investment and not with a view to the distribution thereof within the meaning of the Securities Act.
(b)    Such Investor has answered all of the questions in the Investor Questionnaire attached hereto as Annex III (the “Investor Questionnaire”), the answers in the Investor Questionnaire are true and correct as of the date hereof and will be true and correct as of the Closing Date, and such Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
(c)    Such Investor understands that the Shares will not be transferable except (a) pursuant to an effective registration statement under the Securities Act, (b) pursuant to an available exemption from, or in a transaction not subject to, the Securities Act as evidenced by receipt by the Company of a written opinion of counsel for such Investor reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws or (c) pursuant to Rule 144 under the Securities Act (“Rule 144”). Restrictive legends shall be placed on all certificates representing any Shares, substantially as follows:
NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE

SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”), (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE SECURITIES ACT AS EVIDENCED BY THE CORPORATION BEING FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES LAWS, OR (C) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
(d)    Such Investor understands that the sale of the Shares has not been registered under the Securities Act by reason of a specific exemption from the registration requirements of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Such Investor understands and acknowledges that the Offering pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of Shares thereunder is exempt from the registration requirements of the Securities Act.
(e)    Either alone or with such Investor’s investment adviser, such Investor has such knowledge and experience in business and financial matters and with respect to investments in securities such as the Shares so as to enable it to understand and evaluate the risks of its investment in the Shares and form an investment decision with respect thereto. Such Investor has been afforded the opportunity during the course of the Offering to ask questions of, and to secure such information from, the Company and its officers and directors with regard to the Company and the terms and conditions of the Offering, as it deems necessary to evaluate the merits of entering into the transactions contemplated by this Agreement. Such Investor understands and acknowledges that such discussions, as well as the reports filed by the Company on or after January 1, 2013 and prior to the date of this Agreement with the Securities and Exchange Commission (the “SEC”) (collectively, the “SEC Reports”) and any written information issued by the Company, (a) were intended to describe aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily an exhaustive description, and (b) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 5 below or the right of such Investor to rely thereon.
(f)    Such Investor represents and warrants that: (a) such Investor was contacted regarding the sale of the Shares by the Company or a Placement Agent with whom such Investor had a substantial pre-existing relationship and (b) no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Investor did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (iii) observe any website or filing of the Company with the SEC, in each case, in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.
(g)    If such Investor is a natural person, such Investor has the power and authority to enter into this Agreement and the Registration Rights Agreement. If it is not a natural person, such Investor is duly organized and validly existing, has the power and authority to enter into this Agreement and the Registration Rights Agreement and is not organized for the purpose of this investment. The execution, delivery and performance by such Investor of this Agreement and the Registration Rights Agreement have been duly authorized by all requisite action on the part of such Investor. This Agreement and the Registration Rights Agreement have been duly executed and delivered by such Investor and constitute legal and binding obligations of such Investor, enforceable in accordance with their terms, except (i) as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained herein or in the Registration Rights Agreement may be limited by applicable federal or state securities laws.
(h)    Such Investor understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Company.
5.     Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to each Investor that as of the date hereof (except for representations and warranties which speak as of a specific date, which shall be made as of such date):
(a)    Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted and as it is currently proposed to be conducted, and to enter into and carry out the provisions of this Agreement and the Registration Rights Agreement. The Company is duly qualified to transact business and is in good standing in each other jurisdiction in which the failure to so qualify would materially and adversely affect the Company’s business, properties, assets, prospects or financial condition.
(b)    Authorization of Agreements. The Company has the requisite corporate power and authority to (a) enter into and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement, and (b) authorize, execute, issue and deliver the Shares as contemplated by this Agreement. This Agreement and the Registration Rights Agreement, and the performance by the Company of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute legal and binding obligations of the Company, enforceable in accordance with their terms, except (i) as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity,

(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained herein or in the Registration Rights Agreement may be limited by applicable federal or state securities laws.
(c)    Authorization of Shares. The Shares to be issued at the Closing have been duly authorized for issuance and sale to the Investors pursuant to this Agreement. When issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Shares will be duly and validly issued and the Shares will be fully paid and non-assessable. The sale of the Shares is not subject to any preemptive rights or rights of first refusal.
(d)    Government Consents. Except (i) as required by the Registration Rights Agreement and (ii) for the filing of a Form D with the SEC under Regulation D under the Securities Act, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or other person on the part of the Company is required in connection with the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby.
(e)    Private Placement. Assuming that the representations of the Investors set forth in Section 4 above are true and correct, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions. Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.
(f)    Compliance with Other Instruments. The execution, delivery, and performance by the Company of this Agreement and the Registration Rights Agreement and the issuance and sale of the Shares as contemplated by this Agreement will not (i) result in a violation of, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under, or require any consent or waiver under, or result in the creation of any mortgage, pledge, lien, encumbrance, option, security interest, claim, loan, restriction or charge upon any of the properties or assets of the Company or its subsidiaries pursuant to, any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, writ, decree, order or obligation to which Company is a party or by which it or any of its properties or assets are bound, which would materially adversely affect the Company or its subsidiaries’ business, properties, assets or financial condition, (ii) result in a violation of any provision of any federal, state, or local statute, rule or governmental regulation applicable to the Company or its subsidiaries which would materially adversely affect the Company or its subsidiaries’ business, properties, assets or financial condition, or (iii) conflict with or violate any provisions of the Company’s or certificate of incorporation or bylaws.
(g)    SEC Reports. Since December 31, 2013, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act. Each SEC Report complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, as of their respective dates and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed in the SEC Reports, since December 31, 2013, there has been no occurrence or event that has had or would reasonably be expected to have a material adverse effect on the financial condition, results of operations, properties or business of the Company and its subsidiaries, considered as a whole (a “Material Adverse Effect”).
(h)    Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve months preceding the date hereof, received written notice from the New York Stock Exchange (the “NYSE”) to the effect that the Company is not in compliance with the listing or maintenance requirements of the NYSE. The Company is, and after giving effect to the transactions contemplated by this Agreement will be, in compliance with all listing and maintenance requirements of the NYSE on the date hereof.
(i)    Financial Information. The consolidated financial statements and the related notes thereto included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC on February 25, 2014 (the “Annual Report”) complied with the applicable requirements of the Exchange Act and presented fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and their results of operations and cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as may be otherwise indicated in such financial statements or the notes thereto).
(j)    No Violation or Default. Neither the Company nor any of its subsidiaries are (i) in violation of its charter or bylaws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiaries are a party or by which the Company or its subsidiaries are bound or to which any of the property or assets of the Company or its subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(k)    Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Annual Report (other than the grant of additional awards under the Company’s equity incentive plans or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible or exchangeable into, shares of Common Stock outstanding). Except as disclosed in the Annual Report, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities (other than the grant of additional awards under the Company’s equity incentive plans).
(l)    Registration Rights. Except for pursuant to the Registration Rights Agreement, no person has the right, contractual or otherwise, to require the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Resale Registration Statement.
(m)    No Litigation. Except as set forth in the Annual Report, there are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, threatened, to which the Company or a subsidiary is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.
(n)    Licenses and Permits. Except as set forth in the Annual Report, the Company and each of its subsidiaries possess or have obtained all licenses, certificates, consents, orders, approvals, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Annual Report (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Annual Report, neither the Company nor any of its subsidiaries have received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(o)    Title to Real and Personal Property. Except as set forth in the Annual Report, the Company and its subsidiaries have (i) good and defensible title to all of its oil and gas properties (including oil and gas wells, producing leasehold interests and appurtenant personal property) and (ii) good and valid title in fee simple to all items of real property and good and valid title to all personal property described in the Annual Report as being owned by them that are material to the businesses of the Company or such subsidiary, in each case free and clear of all liens, encumbrances and claims, except those that (A) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its subsidiaries or (B) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real property described in the Annual Report as being leased by the Company and any of its subsidiaries is held by them under valid, existing and enforceable leases, except those that (1) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its subsidiaries or (2) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.
(p)    Environmental Laws. Except as set forth in the Annual Report, the Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Annual Report; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(q)    Internal Controls. Except as disclosed in the Annual Report, the Company and its subsidiaries maintain in all material respects a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(r)    Investment Company Act. Neither the Company nor any of the subsidiaries is or, after giving effect to the offering and sale of the Shares, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940.
(s)    Operations. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except as would not reasonably be expected to result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(t)    Brokers and Finders. Other than the Placement Agents, which have acted as advisors to the Company in connection with the transactions contemplated by the Agreements, no person or entity has or will have, as a result of the transactions contemplated by the Agreements, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or by any agent of the Company.

(u)    OFAC. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, towards any sales or operations in any country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(v)    Reliance. The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Investor.

6.	Closing Conditions; Deliverables.
(a)    Conditions to the Investors’ Obligations. Each Investor’s obligation to purchase the Shares set forth on such Investor’s Omnibus Signature Page will be subject to the fulfillment at or before the Closing of each of the following conditions:
(i)    The execution and delivery by the Company of this Agreement and the Registration Rights Agreement.
(ii)    The representations and warranties of the Company contained in Section 5 qualified as to materiality shall be true and correct at and as of the Closing with the same effect as if made at and as of the Closing (except for representations and warranties which speak as of a specific date, which shall be true and correct in all material respects as of such date) and the representations and warranties of the Company contained in Section 5 not qualified as to materiality shall be true and correct in all material respects at and as of the Closing with the same effect as if made at and as of the Closing (except for representations and warranties which speak as of a specific date, which shall be true and correct in all material respects as of such date).
(iii)    The Company shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company at or prior to the Closing.
(iv)    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(v)    The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Shares at Closing, all of which shall be, and remain so long as necessary, in full force effect.

(vi)    Since the date of this Agreement, there has been no occurrence or event that has had or would reasonably be expected to have a material adverse effect on the financial condition, results of operations, properties or business of the Company and its subsidiaries, considered as a whole.
(vii)    The Common Stock shall not have been suspended, as of the Closing Date, by the SEC or the NYSE from trading on the NYSE nor shall suspension by the SEC or the NYSE have been threatened, as of the Closing Date, in writing by the SEC or the NYSE.
(viii)    The Company shall deliver to the Investors facsimile copies of one or more stock certificates, free and clear of all restrictive and other legends (except as provided in Section 4(c) hereof), evidencing the Shares subscribed for by such Investors hereunder, registered in the name of each Investor as set forth in the Investor Questionnaire, with the original stock certificates delivered within three trading days of Closing.
(ix)    The Company shall deliver to the Investors a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 6(a)(ii) and 6(a)(iii), in substantially the form attached hereto as Exhibit A.
(x)    The Company shall deliver to the Investors a certificate, dated as of the Closing Date and signed by its Secretary, in substantially the form attached hereto as Exhibit B.
(xi)    The Company shall deliver to the Investors a legal opinion of Bracewell & Giuliani LLP, counsel to the Company, dated as of the Closing Date, in substantially the form attached hereto as Exhibit C.
(xii)    The Company shall deliver to the Investors a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware as of a date within five days of the Closing Date.
(xiii)    The Company shall deliver to the Investors a certificate evidencing the Company’s qualification as a foreign corporation from the Secretary of State of the State of Texas and a certificate evidencing the Company’s good standing issued by the Texas Comptroller of Public Accounts, each as of a date within five days of the Closing Date.
(b)    Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Shares to the Investors shall be subject to the fulfillment at or before the Closing of each of the following conditions:
(i)    The execution and delivery by the Investors of this Agreement and the Registration Rights Agreement.
(ii)    The representations and warranties of the Investors contained in Section 4 shall be true and correct in all material respects at and as of the Closing with the same effect as if made at and as of the Closing.

(iii)    The Investors shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Investors at or prior to the Closing.
(iv)    The Investors shall have delivered the aggregate purchase price for the Shares in the amount specified for the Investors on their respective Omnibus Signature Pages.

7.	Covenants of the Parties.
(a)    Removal of Legends. The legend set forth in Section 4(c) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if an Investor is selling pursuant to the Resale Registration Statement (as defined below), such Investor agrees to only sell such Shares during such time that the Resale Registration Statement is effective and not withdrawn or suspended, and only as permitted by the Resale Registration Statement), (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate (within the meaning of the Securities Act) of the Company) or (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the date on which the Resale Registration Statement is declared effective by the SEC (the “Effectiveness Date”) or (ii) Rule 144 becoming available for the resale of Shares without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, the Company shall deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall reissue a certificate representing the applicable Shares without legend upon receipt by the Transfer Agent of the legended certificates for such Shares. Any fees (with respect to the Transfer Agent or otherwise) associated with the removal of such legend shall be borne by the Company. Following the Effectiveness Date, or at such earlier time as a legend is no longer required for certain Shares (in which case an Investor shall also be required to provide reasonable assurances (in the form of seller and, if applicable, broker representation letters), the Company will no later than three trading days following the delivery by an Investor to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing Shares (endorsed or with stock powers attached, signatures guaranteed and otherwise in form necessary to affect the reissuance and/or transfer), deliver or cause to be delivered to the Investor or the transferee of such Investor a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 7(a) other than to comply with applicable law. Certificates for Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to an Investor by crediting the account of such Investor’s prime broker with DTC as directed by such Investor.
(b)    Buy-in. If the Company shall fail for any reason or for no reason to issue to an Investor unlegended certificates within three trading days after receipt of all documents necessary for the removal of the legend set forth in Section 4(c) above (the “Deadline Date”), then, in addition to all other remedies available to such Investor, if on or after the trading day immediately following such three trading day period, such Investor is required to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Investor anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three trading days after such Investor’s request and in the Company’s sole discretion, either (i) pay cash to such Investor in an amount equal to such Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the shares of Common Stock held by such Investor equal to the number of shares of Common Stock so purchased shall be forfeited to the Company and the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Investor a certificate or certificates representing such shares of Common Stock and pay cash to the Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock, multiplied by (y) the closing bid price on the NYSE on the Deadline Date. An Investor shall provide the Company written notice indicating the amounts payable to such Investor in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.
(c)    Resale Registration Statement. Each Investor acknowledges and agrees that the Company intends to use the information set forth in such Investor’s Investor Questionnaire in preparing a resale registration statement (the “Resale Registration Statement”) pursuant to the Registration Rights Agreement and hereby consents to such use. After the Closing Date and through the date that such Resale Registration Statement is declared effective, each Investor agrees to promptly notify the Company of any changes to the information contained in its Investor Questionnaire.
(d)    Furnishing of Information. In order to enable the Investors to sell the Shares under Rule 144, until the date that the Shares cease to be Registrable Securities (as defined in the Registration Rights Agreement) (and for no less than 12 months from the Closing), the Company shall use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. If, during such period, the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Shares under Rule 144.
(e)    No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares pursuant to this Agreement in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors, or that will be integrated with the offer or sale of the Shares pursuant to this Agreement for purposes of the rules and regulations of the NYSE such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

(f)    Additional Information. Each Investor hereby agrees to furnish the Company such other information as the Company may reasonably request prior to the Closing with respect to such Investor’s purchase of Shares hereunder.
(g)    Public Disclosure. No Investor nor any officer, manager, director, member, partner, employee or affiliate of any Investor shall make or issue any press releases or otherwise make any public statements with respect to the transactions contemplated by this Agreement. The Company shall not publicly disclose the name of any Investor, including any Investor’s investment manager, or include the name of any Investor in any press release or filing with the SEC (other than any registration statement contemplated hereby or by the Registration Rights Agreement) or any regulatory agency or trading market, without the prior written consent of such Investor, except to the extent required by law.
(h)    Equal Treatment of Investors. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the agreements relating to this transaction unless the same consideration is also offered to all of the parties to such agreements. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for the Company to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.
(i)    Securities Laws Disclosure; Confidentiality.
(i)    On or before 5:30 p.m. New York City time on the fourth trading day immediately following the date of this Agreement, the Company will file a Current Report on Form 8-K with the SEC describing the material terms of the agreements relating to the transactions contemplated hereby (including, without limitation, the Transaction Documents).
(ii)    Except with respect to the existence of, and material terms and conditions of the transactions contemplated by this Agreement, the Company covenants and agrees that neither it nor any other person acting on its behalf has prior to the date hereof provided or will provide any Investor or its agents or counsel with any information that the Company reasonably believes constitutes material non-public information regarding the Company, unless (y) prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information or (z) the Company shall file a Current Report on Form 8-K under Item 7.01 (Regulation FD Disclosure) with the SEC to publicly disclose such information, and shall include all such information in the Form 8-K described in the foregoing Paragraph 7(i)(i). The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.
(j)    Listing of Shares. Promptly following the date hereof, the Company shall prepare and file with the NYSE an additional shares listing application covering all of the Shares and shall use its reasonable best efforts to take all steps necessary to cause all of the Shares to be approved for listing on the NYSE as promptly as possible thereafter. The Company shall use commercially reasonable efforts to continue the listing and trading of its Common Stock on the NYSE and, in accordance therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.
(k)    Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon the written request of any Investor. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Investor.
(l)    Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares for the repayment of outstanding indebtedness and/or for general corporate purposes.
(m)    Indemnification of Investors. Subject to the provisions of this Section 7(m), the Company will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in the Transaction Documents or (ii) any action instituted against an Investor in any capacity, or any Investor Party or their respective affiliates, by any stockholder of the Company who is not an affiliate of such Investor seeking indemnification, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Investor’s representations, warranties or covenants under the Transaction Documents or any other agreement with the Company, or any agreements or understandings such Investor may have with any such stockholder or any violations by the Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any such person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 7(m), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses relating to such action, proceeding or investigation; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (x) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (y) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (z) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; provided, however, that in no event shall the Company be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) separate from its own counsel. The Company shall not be liable for any settlement of any proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.
(n)    Subsequent Equity Sales. From the date hereof until 60 days after the Closing Date, the Company shall not (i) issue shares of Common Stock or any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock (such securities, “Common Stock Equivalents”) or (ii) take any steps to declare a registration statement effective (other than the Resale Registration Statement pursuant to the terms of the Registration Rights Agreement). Notwithstanding the foregoing, in no event shall this Section 7(n) prohibit the Company from issuing shares of Common Stock or Common Stock Equivalents (v) upon the exercise of any options, warrants or convertible securities or the vesting of restricted stock units outstanding on the date hereof; (w) to employees, directors, officers or consultants pursuant to any stock option or equity incentive or employee stock purchase plan or any other employee benefit plan in existence on the date hereof or pursuant to the terms of any awards pursuant to such plan; (x) pursuant to the terms of awards to directors, officers or employees not covered by any plan referenced in clause (w) but that are outstanding on the date hereof; (y) as payment of any part of the purchase price for businesses or assets that are acquired by the Company or its subsidiaries, provided that any recipient of such shares of Common Stock or Common Stock Equivalents must agree in writing to be bound by the terms of this Section 7(n) for the remaining term of the lock-up period; or (z) to any lenders of the Company or any of its subsidiaries under any credit facility arrangements; provided, however, that in the case of clause (v) above, no shares of Common Stock shall be issued as a result of an amendment to such securities after the date hereof and prior to the expiration of the restricted period. Notwithstanding the foregoing, if the Closing does not occur for any reason, this provision will cease to be effective.

8.    Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investors herein will survive the execution of this Agreement, the delivery to the Investors of the Shares being purchased, and the payment therefor. The Placement Agents shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investors in Section 4 hereof.
9.    Fees and Expenses. Except as expressly set forth in the Company’s engagement letter with the Placement Agents, the Company and each Investor, severally and not jointly with any other Investor, shall pay the fees and expenses of their respective advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees in connection with the sale and issuance of the Shares to the Investors. Each Investor, severally and not jointly with any other Investor, shall be responsible for all tax liability that may arise as a result of holding or transferring the Shares by it.
10.    Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
11.    Replacement of Securities. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.
12.    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the following addresses:
If to the Company, to:
    Magnum Hunter Resources Corporation
    777 Post Oak Boulevard, Suite 650
    Houston, TX 77056
    Facsimile: (832) 369-6992
    Attention: Paul M. Johnston, Senior Vice President and General Counsel
    With copies to:
Bracewell & Giuliani LLP
    711 Louisiana Street, Suite 2300
    Houston, TX 77002-2770
    Facsimile: (713) 437-5318
    Attention: Charles H. Still, Jr.
If to an Investor, to its address or email address on the Omnibus Signature Page or to such other address or email address as the Company or such Investor may designate in writing.

13.    Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors holding a majority of the Shares then outstanding; provided, however, that no modification or amendment to this Agreement which materially adversely affects the rights or obligations any Investor shall be effective without the written consent of such adversely affected Investor.
14.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.
15.    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement will not in any way be affected or impaired thereby.
16.    Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.
17.    Counterparts. This Agreement may be executed in one or more original or facsimile counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investors acknowledge and agree that the Company shall deliver its counterpart to the Investors at the Closing.
18.    Entire Agreement. This Agreement, together with the Registration Rights Agreement, constitute the entire agreement among the Investors and the Company with respect to the Offering and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.
19.    Independent Nature of Obligations. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The failure or waiver of performance under this Agreement by any Investor shall not excuse performance by any other Investor. Subject to Section 13 above, each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.
MAGNUM HUNTER RESOURCES CORPORATION

    By:    /s/ Gary C. Evans
Name:    Gary C. Evans
                    Title:    Chairman and Chief Executive Officer

                    INVESTORS
[Investors Executed by means of Omnibus Signature Pages, the form of which is attached hereto as Annex I]

ANNEX I
OMNIBUS SIGNATURE PAGE
TO
SECURITIES PURCHASE AGREEMENT
AND
REGISTRATION RIGHTS AGREEMENT
OF
MAGNUM HUNTER RESOURCES CORPORATION
IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the number of Shares (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.
Dated as of the 20th day of March, 2014.
                        ARISTEIA HORIZONS LP
By: Aristeia Capital, L.L.C.; its Investment Manager

Print Name:    William R. Techar         Print Name:    Andrew B. David
Signature:    /s/ William R. Techar         Signature:    /s/ Andrew B. David
If Investor is an entity:
Name of signatory:     William R. Techar     Name of signatory:    Andrew B. David
Title:    Manager____                Title: General Counsel

                    Number of Shares to be purchased by Investor: 540,000
                    Aggregate purchase price:    $3,780,000

ANNEX I
OMNIBUS SIGNATURE PAGE
TO
SECURITIES PURCHASE AGREEMENT
AND
REGISTRATION RIGHTS AGREEMENT
OF
MAGNUM HUNTER RESOURCES CORPORATION
IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the number of Shares (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.
Dated as of the 20th day of March, 2014.
                        AAI ARISTEIA FUND PLC
– ARISTEIA REFLECTION FUND
By: Aristeia Capital, L.L.C.; its Investment Manager

Print Name:    William R. Techar         Print Name:    Andrew B. David
Signature:    /s/ William R. Techar         Signature:    /s/ Andrew B. David
If Investor is an entity:
Name of signatory:     William R. Techar     Name of signatory:    Andrew B. David
Title:    Manager                Title: General Counsel

                    Number of Shares to be purchased by Investor: 553,252
                    Aggregate purchase price:    $3,872,764

ANNEX I
OMNIBUS SIGNATURE PAGE
TO
SECURITIES PURCHASE AGREEMENT
AND
REGISTRATION RIGHTS AGREEMENT
OF
MAGNUM HUNTER RESOURCES CORPORATION
IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the number of Shares (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.
Dated as of the 20th day of March, 2014.
                        WINDERMERE IRELAND FUND PLC
By: Aristeia Capital, L.L.C.; its Investment Manager

Print Name:    William R. Techar         Print Name:    Andrew B. David
Signature:    /s/ William R. Techar         Signature:    /s/ Andrew B. David
If Investor is an entity:
Name of signatory:     William R. Techar     Name of signatory:    Andrew B. David
Title:    Manager                Title: General Counsel

                    Number of Shares to be purchased by Investor: 289,021
                    Aggregate purchase price:    $2,023,147

ANNEX I
OMNIBUS SIGNATURE PAGE
TO
SECURITIES PURCHASE AGREEMENT
AND
REGISTRATION RIGHTS AGREEMENT
OF
MAGNUM HUNTER RESOURCES CORPORATION
IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the number of Shares (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.
Dated as of the 20th day of March, 2014.
                        COMPASS ESMA LP
By: Aristeia Capital, L.L.C.; its Investment Manager

Print Name:    William R. Techar         Print Name:    Andrew B. David
Signature:    /s/ William R. Techar         Signature:    /s/ Andrew B. David
If Investor is an entity:
Name of signatory:     William R. Techar     Name of signatory:    Andrew B. David

Title:    Manager                    Title: General Counsel

                    Number of Shares to be purchased by Investor: 140,429
                    Aggregate purchase price:    $983,003

ANNEX I
OMNIBUS SIGNATURE PAGE
TO
SECURITIES PURCHASE AGREEMENT
AND
REGISTRATION RIGHTS AGREEMENT
OF
MAGNUM HUNTER RESOURCES CORPORATION
IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the number of Shares (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.
Dated as of the 20th day of March, 2014.
                         COMPASS TSMA LP
     By: Aristeia Capital, L.L.C.; its Investment Manager

Print Name:    William R. Techar         Print Name:    Andrew B. David
Signature:    /s/ William R. Techar         Signature:    /s/ Andrew B. David
If Investor is an entity:
Name of signatory:     William R. Techar     Name of signatory:    Andrew B. David

Title:    Manager                    Title: General Counsel

                    Number of Shares to be purchased by Investor: 177,298
                    Aggregate purchase price:    $1,241,086

ANNEX I
OMNIBUS SIGNATURE PAGE
TO
SECURITIES PURCHASE AGREEMENT
AND
REGISTRATION RIGHTS AGREEMENT
OF
MAGNUM HUNTER RESOURCES CORPORATION
IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the number of Shares (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.
Dated as of the 20th day of March, 2014.
                    INVESTOR
                     Print Name:    Quantum Partners LP
    By:    QP GP LLC
    By:    /s/ Thomas O’Grady
    Name:    Thomas O’Grady
Title:    Attorney-in-fact
                    Number of Shares to be purchased by Investor: 1,000,000
                    Aggregate purchase price:    $7,000,000

ANNEX I
OMNIBUS SIGNATURE PAGE
TO
SECURITIES PURCHASE AGREEMENT
AND
REGISTRATION RIGHTS AGREEMENT
OF
MAGNUM HUNTER RESOURCES CORPORATION
IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the number of Shares (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.
Dated as of the 20th day of March, 2014.
                    INVESTOR
                     Print Name:    Encompass Capital Master Fund L.P.
    Signature:     /s/ Todd Kantor
If Investor is an entity:
    Name of signatory:    Todd Kantor                                     Title:    Managing Member
                    Number of Shares to be purchased by Investor: 1,600,000
                    Aggregate purchase price:    $11,200,000

ANNEX II
MAGNUM HUNTER RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT
(Attached)

ANNEX III
MAGNUM HUNTER RESOURCES CORPORATION
 INVESTOR QUESTIONNAIRE
If the Investor is an individual, please complete Sections 1 and 3 of this Investor Questionnaire.  If the Investor is an entity, please complete Sections 2 and 3 of this Investor Questionnaire.
The Investor acknowledges that Magnum Hunter Resources Corporation (the “Company”) intends to use the information set forth below to rely on certain exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”).
The Investor also acknowledges that the Company intends to use the information set forth below in preparing a resale registration statement (the “Resale Registration Statement”) relating to the offer and sale of the securities purchased pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) between the Investor and the Company.  The Investor understands that failure to provide the requested information may result in the Company’s exclusion of the Investor’s securities from the Resale Registration Statement.
SECTION 1.        QUESTIONS FOR INDIVIDUALS

1.	(A) Legal name in which the stock certificate should be issued:

(B)	Relationship between the Investor of the Shares and the Registered Holder listed in response to 1(A) above.

2.	Address to which the stock certificate should be sent:

3.	Email address:

4.	Date of birth:

5.	U. S. citizen: Yes ☐ No ☐

6.	Social security no.:

7.	Accredited Investor Suitability Requirements:
Please indicate whether you meet any of the following requirements:

(A)	I am a natural person and had an individual income in excess of $200,000 in each of the two most recent years and reasonably expect an income in excess of $200,000

1

in the current year.  For these purposes “income” means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gain; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.
Yes ☐                                      No ☐

(B)
I am a natural person and had a joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect a joint income with my spouse in excess of $300,000 in the current year.  For these purposes “income” shall be determined as set forth in Section 1, clause 7(A) above.

Yes ☐ No ☐

(C)
I am a natural person and have an individual net worth on the date hereof (or joint net worth with my spouse) in excess of $1 million (excluding the value of my primary residence). For purposes of this calculation, your “net worth” equals your total assets minus both your total liabilities and the value of your primary residence.  To calculate the value of your primary residence, subtract from the estimated fair market value of the property the amount of debt secured by the property (up to the estimated fair market value of the property).

         Yes ☐                                      No ☐

(D)
I am a natural person and am a director, executive officer or general partner of the Company.  For these purposes, “executive officer” shall mean the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company.

Yes ☐ No ☐
INDIVIDUALS, PLEASE SKIP TO PAGE 7 TO ANSWER THE QUESTIONS IN SECTION 3 THAT ARE APPLICABLE TO ALL INVESTORS.

2

SECTION 2.                           QUESTIONS FOR ENTITIES

1.	(A) Full legal name in which the stock certificate should be issued and nature (e.g., limited partnership, corporation, trust, limited liability company) of entity:
(B)    Relationship between the Investor of the Shares and the Registered Holder listed in response to 1(A) above.

2.	Address to which the stock certificate should be sent:

3.	Name of contact person:

4.	Email address of contact person:

5.	Date of organization:

6.	State of organization:

7.	Taxpayer identification no.:

8.	Accredited Investor Suitability Requirements:

(A)	Was the entity formed for the specific purpose of investing in the Company?

Yes ☐ No ☐

(B)
If your answer to question (A) is “No,” CHECK whichever of the following statements is applicable to the entity; if your answer to question (A) is “Yes” or if none of the statements in Section 2, clause 8(B)(1) below are applicable, the entity must be able to certify to the statement in Section 2, clause 8(B)(2) below in order to qualify as an Accredited Investor.

(1)	The undersigned entity certifies that it is an Accredited Investor because it is:

(i)
a bank as defined in section 3(a)(2) of the Securities Act of 1933 (the “Act”) or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in an individual or fiduciary capacity;

3

Yes ☐ No ☐

(ii)	a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

Yes ☐ No ☐

(iii)	an insurance company as defined in section 2(a)(13) of the Act;

Yes ☐ No ☐

(iv)	an investment company registered under the Investment Company Act of 1940;

Yes ☐ No ☐

(v)	a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940;

Yes ☐ No ☐

(vi)	a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

Yes ☐ No ☐

(vii)
a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees provided that such employee benefit plan has total assets in excess of $5,000,000;

Yes ☐ No ☐

(viii)
an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, and the plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser or provided that the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that are Accredited Investors (if a self-directed plan with more than one investment account, (1) each participant must maintain a separate investment account within the plan, and

4

(2) the funds of the separate investment accounts within the plan must not be commingled);

Yes ☐ No ☐

(ix)	a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

Yes ☐ No ☐

(x)
an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities of the Company with total assets in excess of $5,000,000; or

Yes ☐                                                                                                         No ☐
(xi)                             a trust, with total assets in excess of $5,000,000, not formed for the specified purpose of acquiring the securities of the Company, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Act.
Yes ☐                                                                                                         No ☐

(2)	The undersigned entity certifies that it is an Accredited Investor because each of its stockholders, partners, beneficiaries or other equity holders meets at least one of the following conditions:

(i)	It is a natural person and had an individual net worth at the time of purchase (or joint net worth with spouse) in excess of $1 million (excluding the value of its primary residence).

Yes ☐ No ☐

(ii)
It is a natural person and had an individual income (without including any income of spouse) in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and reasonably expects an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in the current year.  For these purposes “income” means individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

5

Yes ☐ No ☐

(iii)
The stockholder, partner, beneficiary or other equity holder is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in Section 2, clause 8(B)(1) above or whose stockholders, partners, beneficiaries or other equity holders meet at least one of the descriptions in this Section 2, clause 8(B)(2).

Yes ☐ No ☐

6

SECTION 3.    QUESTIONS FOR ALL INVESTORS

1.
Affiliation with Broker-Dealers: Is the undersigned a registered broker-dealer or an affiliate of a registered broker-dealer?  For purposes of this question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

Yes ☐ No ☐
If so, please answer the remaining questions in this section.
Please identify the registered broker-dealer(s) and describe the nature of the affiliation(s) between the undersigned and any registered broker-dealers:

If the securities are being purchased by you other than in the ordinary course of business, please describe the circumstances:

If you, at the time of purchasing the securities, will have any agreements or understandings, directly or indirectly, with any person to distribute the securities, please describe such agreements or understandings:

2.	Relationship with the Company:

(A)
Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes ☐ No ☐

(B)	If so, please state the nature and duration of your relationship with the Company:

7

3.
Plan of Distribution:  Except as set forth below, the undersigned intends to distribute its securities pursuant to the Resale Registration Statement in accordance with the “Plan of Distribution” that will be included therein, a copy of which is attached as Exhibit B to the Registration Rights Agreement by and among the Company and the Investors:

State any exceptions here:

4.
Potential Nature of Beneficial Holding: The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that will exercise(s) sole or shared voting or dispositive power over the securities.

(A)
Is the undersigned required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934?

                         Yes ☐              No ☐

(B)	State whether the undersigned is a subsidiary of an investment company, registered under the Investment Company Act of 1940:
                         Yes ☐              No ☐
 If a subsidiary, please identify the publicly-held parent entity:

If you answered “Yes” to these two questions (Section 3, clauses 4(A) and (B)), you may skip the next question, and proceed to the signature page of this Investor Questionnaire.

(C)
Please identify the controlling person(s) of the undersigned (the “Controlling Entity”).  If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity.  This process should be repeated until you reach natural persons or a publicly

8

held entity that will exercise sole or shared voting or dispositive power over the securities:

Please find below an example of the requested natural person disclosure:
 The securities will be held by [Fund I] and [Fund II].  The [sole general partner] of [Fund I] and [Fund II] is [Management LLC].  The [managers] of [Management LLC] are [John Smith] and [Jane Doe].  These individuals may be deemed to have shared voting and investment power of the securities held by [Fund I] and [Fund II].  Each of these individuals will disclaim beneficial ownership of such securities, except to the extent of his or her pecuniary interest therein.

(D)	Please provide contact information for all controlling persons and Controlling Entities identified in Section 3, clause 4(C) above:

Name of controlling person or Controlling Entity (including contact person for Controlling Entities)	Mailing Address	E-Mail Address	Telephone Number

If you need more space for any response, please attach additional sheets of paper.  Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Investor Questionnaire.  Please note that you may be asked to answer additional questions depending on your responses to the above questions.
The undersigned recognizes that the Company is relying on the truth and accuracy of such information so that it may rely on certain exemptions from registration contained in the Act and the securities laws of certain states.
By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

9

THE UNDERSIGNED AGREES TO INFORM THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this _____ day of March, 2014, and declares that it is truthful and correct.

INDIVIDUALS:	ENTITIES:

Signature of Investor	Print Name of Entity

Print Name of Investor	Signature of Authorized Signatory

Print Name of Authorized Signatory

Print Title of Authorized Signatory

10

EXHIBIT A
COMPLIANCE CERTIFICATE
The undersigned, the [Chief Executive Officer] [Chief Financial Officer] of Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), pursuant to Section 6(a)(vii) of the Securities Purchase Agreement, dated as of March __, 2014, by and among the Company and the investors signatory thereto (the “Purchase Agreement”), hereby represents, warrants and certifies on behalf of the Company, in his capacity as an officer of the Company and without personal liability, as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement):
1.    The representations and warranties of the Company contained in Section 5 of the Purchase Agreement are true and correct in all material respects at and as of the Closing with the same effect as if made at and as of the date hereof (except for representations and warranties which speak as of a specific date, which are true and correct in all material respects as of such date).
2.    The Company has performed or fulfilled in all material respects all agreements, obligations and conditions contained in the Purchase Agreement required to be performed or fulfilled by the Company at or prior to the date hereof.
IN WITNESS WHEREOF, the undersigned has executed this certificate this __ day of March, 2014.
MAGNUM HUNTER RESOURCES CORPORATION
By: _______________________________                                 Name:                                                    Title:

Annex III-11

#4465789.8

EXHIBIT B
SECRETARY’S CERTIFICATE
The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of March __, 2014, by and among the Company and the investors signatory thereto (the “Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement):
1.    Attached hereto as Exhibit A are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company (the “Board”) at a meeting held on ___________, 2014 approving the transactions contemplated by the Purchase Agreement and the other Transaction Documents and the issuance of the Shares. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.
2.    Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.
3.    Attached hereto as Exhibit C is a true correct and complete copy of the Bylaws of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.
IN WITNESS WHEREOF, the undersigned has executed this certificate this __ day of March, 2014.

_______________________________                                 [Name]                                     Secretary

EXHIBIT C
OPINION OF BRACEWELL & GIULIANI LLP

1.
The Company is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is qualified to do business and is in good standing as a foreign corporation in the State of Texas.

2.
Each of the Securities Purchase Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

3.
The Shares have been duly authorized for issuance by the Company and, when issued and delivered in accordance with the Securities Purchase Agreement against payment of the purchase price therefor, will be validly issued, fully paid and nonassessable.

4.
Assuming the accuracy of the representations and warranties of the Company and the Investors contained in the Securities Purchase Agreement, it is not necessary in connection with the offer, sale, issuance and delivery of the Shares to the Investors pursuant to the Securities Purchase Agreement to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”).

5.
No consent, approval, authorization or order of, or filing with, any U.S. federal, Texas or New York governmental agency or authority is required for the consummation by the Company of the transactions contemplated by the Securities Purchase Agreement and the Registration Rights Agreement, except (i) for the filing of Form D pursuant to Regulation D under the Securities Act and (ii) as required by the Registration Rights Agreement.

6.
The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Securities Purchase Agreement and the Registration Rights Agreement do not and will not (i) violate the certificate of incorporation or the bylaws of the Company or (ii) violate any U.S. federal, Texas or New York statute, the General Corporation Law of the State of Delaware or any rule or regulation of any U.S. federal, Texas or New York governmental agency or authority having jurisdiction over the Company.